UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska             68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

4/30

Date of reporting period: 4/30/11

Item 1.  Reports to Stockholders.

Annual Report

April 30, 2011

CLASS A SHARES

Ticker Symbol CMGTX

CLASS C SHARES

Ticker Symbol CMGCX

1-866-CMG-9456

www.CMGARSFunds.net

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of CMG Absolute Return Strategies Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder,

The purpose of this letter is to review performance, provide a comparison of performance vs. appropriate benchmarks, and discuss our outlook for our strategy and what we believe is the best way for you to position the CMG Absolute Return Strategies Fund within your portfolio(s). Additionally, I share my view on the overall direction of the U.S. equity and fixed income markets.

What exactly are Alternative Investments?

Over the last ten years I have personally been invested in nearly 100 different hedge funds and have learned a great deal about the space. Some of the strategies include equity long/short, merger arbitrage, distressed debt and equity, credit lending, managed futures, convertible arbitrage, high yield, quantitative systematic trading, and global macro. Most of these strategies are offered in the form of “private placements” which are available only to high net worth investors, institutions, pensions and endowments. Both Harvard and Yale were early adopters of these investments and have allocated a large percentage of their endowment portfolios to alternatives. They attribute much of their portfolios’ success over the last ten years to the large alternative component of their portfolios. Many, but not all, alternative strategies are uncorrelated to equity markets and manage to protect downside risk and also have the ability to profit in a rising or falling market.

Today, alternatives are becoming main stream. This interest is driven by the poor performance of traditional asset classes over the last ten years. Specifically, the impact of the 2000-2002 bear market and the 2008 market crash has led investors to search for new investment solutions. As a response to the growth in alternative mutual funds, this past April, Morningstar expanded their coverage of alternative investments to include the following alternative sub-categories: Long-Short Equity, Market Neutral, Multi-alternative, Equity Precious Metals, Managed Futures, Currency, Volatility, and several others.

This is a positive development for investors as registered mutual funds provide investors easier access to some very skilled managers focused on enhancing returns and reducing risk. Allocating a piece of your portfolio to liquid alternative mutual funds can enhance portfolio diversification due to the historically low correlation of alternative strategies to traditional asset classes (stocks, bonds, and cash).

Tactical Investment Solutions

Within the alternative investment universe is a category focused on Tactical Investments or active trading strategies. Tactical managers typically employ a quantitative, systematic approach to invest either directionally long, directionally short or utilize cash or money market positions to protect principal. The risk profiles of these strategies vary from low to high risk as tactical managers can trade sectors, equity or bond indices through mutual funds or ETFs, leveraged indices, currencies, volatility and more. These strategies are generally focused on market movement, whether it is up or down, to generate excess return (alpha) and by nature are not dependent on a long-term bull market to generate return.

The CMG Absolute Return Strategies Fund is focused on what we believe are a handful of outstanding Tactical Investment Strategies. The Fund combines a number of highly liquid non-correlating tactical strategies together within one mutual fund. Through this multi-manager approach, it is our objective to produce a return of 8% to 12% per year with low volatility. By absolute return, it is our goal to generate return in all sorts of market environments. Of course, risk exists in all investments and there is no assurance that the Fund will achieve its investment objective.

Tactical Investment Benchmarks

So how can you measure the success of an absolute return strategy or blend of multiple strategies? The idea is to think of a balanced portfolio as 30% equities, 30% bonds and 40% alternatives. Combining strategies that have the ability to generate return in up and down markets with more traditional stock and bond allocations can enhance return and reduce overall portfolio risk. With this in mind, when comparing performance, it makes little sense to compare your bond investment’s performance against an equity index, like the S&P 500 index. Each of those investments plays a different role in your portfolio. Likewise, it makes little sense to compare the performance of your stock mutual funds vs. your alternative investments. Those allocations are there for different reasons, adding diversification to the overall portfolio. I believe the comparisons should be based on return, correlation and risk over a three to five year period of time through several market cycles. There are a number of alternative benchmarks including long-short equity, equity market neutral, short bias, merger arbitrage, managed futures, etc. We feel that the benchmark that best represents the breadth of diverse strategies in our mutual fund is the HFRI Macro Systematic Diversified Strategies Index.

As defined by Hedge Fund Research, the Macro Systemic Diversified Strategies Index is an index of “systematic diversified strategies that have investment processes that are typically a function of mathematical, algorithmic and technical models.” These are strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Furthermore, these strategies typically employ a quantitative process which focuses on statistically robust or technical patterns in the return series of the asset, and focus on highly liquid instruments and maintain shorter holding periods. Although some strategies seek to employ counter trend models, strategies benefit most from an environment characterized by persistent, discernable trending behavior. Following is the monthly performance of the index dating back to 2000 along with the S&P 500 Total Return Index and the Barclays Aggregate Bond Index.

Historical Benchmark Performance Comparison
Year	HFRI Macro Systemic	S&P 500 Total Return	Barclays Aggregate Bond
2011	1.19%	7.82%	3.04%
2010	9.76%	15.06%	6.56%
2009	-1.68%	26.46%	5.93%
2008	18.06%	-37.00%	5.24%
2007	10.34%	5.49%	6.96%
2006	16.84%	15.79%	4.33%
2005	14.40%	4.91%	2.43%
2004	6.42%	10.88%	4.34%
2003	15.36%	28.68%	4.11%
2002	-3.25%	-22.10%	10.27%
2001	4.09%	-11.88%	8.42%
2000	11.79%	-9.11	11.63%

*Performance of all indices is from January 2000 through May 2011. For illustrative purposes only and does not reflect the deduction of fees. Source: PerTrac Financial Solutions, LLC and Hedge Fund Research www.hfr.com. Please see additional disclosure at the end of this piece.

While the return stream from 2000 through the difficult 2008 period was attractive, note the HFRI index’s performance struggle in 2009. The post crash recovery period proved more challenging for a number of tactical trading oriented strategies. I believe it to be a uniquely interesting period. Also, important to note, is that there was zero correlation to the S&P 500 Total Return Index and the Barclays Aggregate Bond Index. Thus, adding important portfolio diversification when it was needed most. While the equity component of one’s portfolio did well in 2009, the tactical allocation portion struggled; however, the tactical portion performed well through the 2000-2002 bear market move and during the 2008-early 2009 market crash. In a perfect world, we would all like everything to make money yet that is not reality.

The important take away is to focus on enhanced non-correlating portfolio diversification. Of course, return is important and it is important to focus on return over a number of market cycles. The CMG Absolute Return Strategy Fund is made up of a handful of managers that fit the HFRI Macro Systematic Diversified Strategies Index description: momentum, trend and mean reverting characteristics. Please realize that we believe it represents a portion of your alternative allocation bucket. As you build that component of your portfolio, look for other non-correlating alternative investments to complement your directional equity, directional fixed income and your CMG Absolute Return Strategies Fund positions.

CMG Absolute Return Strategies Fund Update

The Fund (Class A shares) has returned 3.74% over the past year (April 30, 2010 through April 30, 2011) and is up 1.31% net through June 1, 2011, net of fees. The Morningstar Multi-Alternative peer group for the Fund has returned 7.18% over the past year (April 30, 2010 to April 30, 2011) and is up 2.40% through June 1, 2011. As of this writing in mid-June, the Fund is up 0.22% in June while the Multi-Alternative peer group is down approximately 1.90% and the S&P 500 Index is down 6%.

Volatility is an important catalyst for returns for many tactical strategies. While the lack of volatility in the post crash recovery phase caused issues for tactical trading strategies, I believe that unique reversion period is behind us and a better period for trading strategies has returned. We are pleased with recent performance as we are seeing a better environment for a number of our sub strategies. It remains our goal to achieve attractive, moderate returns in both up and down trending markets coupled with zero correlation to traditional stock and bond investments. Of course, there is no guarantee that this objective will be met. Targeting a moderate 8% to 12% annualized return stream, it remains our goal to enhance your overall portfolio’s return while reducing your portfolio’s overall downside risk.

Market Outlook

Finally, I believe we are dealing with a relatively expensive market, a backdrop of unsustainable debt, unsustainable entitlements, unsustainable deficits, all of which are driving us towards a low growth environment. Let’s not forget the unsustainable debt levels on the state and local government levels. More importantly, we are not alone. Much of the developed world is in equal or greater financial distress. It will not sustain itself as I believe we see defaults in the form of currency creation / devaluation. My best guess is that the global economy and the U.S. in particular are heading towards a period of low growth and high inflation: stagflation. This is not an environment that is friendly to the long-term equity and fixed income buy-and-hold investor. It is a period where I believe investors must think differently.

Contrary to what Wall Street wants you to believe, markets are not always in a bull market. Approximately 33% of the time the market is in a bull market / up trending period, approximately 43% of the time the market is in a choppy to flat trending period and approximately 24% of the time the market is in a bear market / down trending period. There have been four major bull market periods and four major bear market periods over the last 113 years. The shortest bear market lasted 17 years according to Rydex SBG. When sitting down to decide your portfolio allocation, an important starting point is to consider current valuations, current interest rate levels, and the historical characteristics of bull vs. bear periods. I believe it is then when you set your game plan whether it is 30% stocks 30% bonds and 40% equities, or 60% stocks 40% equities, or some other mix depending on your view. With diversification to non-correlating asset classes, I believe you can set a plan that sets you apart from most advisors and most individual investors: a plan that can hopefully keep you on path toward achieving your goals.

Kindest regards,

Stephen B. Blumenthal Portfolio Manager June 15, 2011

Additional Index Disclosure: S&P 500 Total Return: is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index. Barclays Capital U.S. Aggregate Bond Index: covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. The index was created in 1986, with index history backfilled to January 1, 1976.Source: barclayhedge.com.

1259-NLD-6/17/2011

CMG Absolute Return Strategies Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Annualized Total Returns as of April 30, 2011
	One Year	Since Inception*
CMG Absolute Return Strategies Fund:
Class A
Without sales charge	3.74%	(0.05)%
With sales charge	(2.25)%	(2.97)%
Class C	3.13%	(0.60)%
S&P 500	17.22%	27.27%

________________

* Class A and Class C shares commenced operations on May 1, 2009.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  The Fund’s total gross annual operating expenses, including underlying funds, are 3.66% for Class A and 4.26% for Class C. Performance figures for periods greater than one year are annualized.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions, if any, or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of April 30, 2011 (Unaudited)

Percent of
Net Assets
Mutual Funds	53.91%
Short-Term Investments	50.76%
Investment Partnerships	8.79%
Liabilities in Excess of Other Assets	(13.46)%
Total	100.00%

CMG Absolute Return Strategies Fund
PORTFOLIO OF INVESTMENTS
April 30, 2011

Shares	Security	Value
	MUTUAL FUNDS - 53.91%
	DEBT FUNDS - 30.06%
242,188	American Century High-Yield Fund - Investor	$ 1,518,518
276,246	Artio Global High Income Fund - Class A	3,049,753
401,402	Direxion Dynamic High Yield Bond Fund - Investor	5,948,783
1,287,869	PIMCO High Yield Fund - Institutional	12,260,515
1,102,967	Rydex Series - Gov't Long Bond 1.2x Strategy Fund Investor	12,937,801
179,059	SSgA High Yield Bond Fund	1,521,997
		37,237,367
	EQUITY FUNDS - 23.85%
1,134,000	ProShares UltraShort S&P 500 *	22,351,140
51,345	Rydex Series - Energy Services Fund * - Investor	3,185,448
13,821	Rydex Series - Precious Metals Fund - Investor	1,224,975
193,460	Rydex Series - Technology Fund * - Investor	2,785,822
		29,547,385
	TOTAL MUTUAL FUNDS
	( Cost - $65,880,886)	66,784,752

	INVESTMENT PARTNERSHIPS - 8.79%
110,000	PPB Advisors Alternative Series Fund, LP #	10,886,194
	TOTAL INVESTMENT PARTNERSHIPS
	( Cost - $11,000,000)

	SHORT-TERM INVESTMENTS - 50.76%
	MONEY MARKET FUNDS - 24.65%
22,952,688	Fifth Third Institutional Money Market Fund, 0.01% +	22,952,688
7,573,738	Rydex Series US Government Money Market Fund, 0.00% +	7,573,738
		30,526,426
Par Value	U.S. GOVERNMENT - 26.11%
$32,350,000	United States Treasury Bill, 0.01%, due 7/28/11 ^	32,345,728

	TOTAL SHORT-TERM INVESTMENTS	62,872,154
	( Cost - $62,872,154)

	TOTAL INVESTMENTS - 113.46%
	(Cost - 139,753,040) (a)	140,543,100
	LIABILITIES IN EXCESS OF OTHER ASSETS - (13.46%)	(16,670,381)
	NET ASSETS - 100.00%	$ 123,872,719
	______________
	+ Money market fund; interest rate reflects seven-day effective yield on April 30, 2011.
	* Non-income producing security.
	^ - Collateral for futures
	# - Affiliated company, see accompanying notes.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes purposes is $139,757,076, and differs from market value by net unrealized appreciation
(depreciation) of securities as follows:
	Unrealized Appreciation:	$ 908,336
	Unrealized Depreciation:	(122,312)
	Net Unrealized Appreciation:	$ 786,024

The accompanying notes are an integral part of these financial statements.

CMG Absolute Return Strategies Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2011
		Unrealized
		Appreciation
Contracts	Security	(Depreciation)

	OPEN LONG FUTURES CONTRACTS
37	Australian Dollar Future June 2011	$ 58,990
	(Underlying Face Amount at Value $4,037,810)
26	Brazilian Real Future June 2011	37,805
	(Underlying Face Amount at Value $1,651,130)
64	Canadian Dollar Future June 2011	44,690
	(Underlying Face Amount at Value $6,759,680)
1	Polish Zloty Future June 2011	14,170
	(Underlying Face Amount at Value $188,000)
3	South African Rand Future June 2011	6,675
	(Underlying Face Amount at Value $227,370)
2	USD/CZK June 2011	(13,556)
	(Underlying Face Amount at Value $199,715)
	TOTAL OPEN LONG FUTURES CONTRACTS	148,774

	WRITTEN FUTURES CONTRACTS
5	British Pound Future June 2011	(15,044)
	(Underlying Face Amount at Value $521,906)
1	Euro Fx Future June 2011	(2,925)
	(Underlying Face Amount at Value $185,250)
73	US 5yr Note (CBT) June 2011	(180,644)
	(Underlying Face Amount at Value $8,648,237)
137	Japanese Yen Future June 2011	(99,275)
	(Underlying Face Amount at Value $21,115,125)
8	New Zealand Dollar Future June 2011	(51,945)
	(Underlying Face Amount at Value $646,000)
5	Mexico Peso Future June 2011	(5,962)
	(Underlying Face Amount at Value $216,575)
1	Swiss France Future June 2011	(10,725)
	(Underlying Face Amount at Value $144,763)
49	US 2yr Note (CBT) June 2011	(59,985)
	(Underlying Face Amount at Value $10,737,174)
52	US 10yr Future June 2011	(198,717)
	(Underlying Face Amount at Value $6,299,332)
13	US Long Bond (CBT) June 2011	(80,031)
	(Underlying Face Amount at Value $1,590,875)
14	US Ultra Bond (CBT) June 2011	(96,813)
	(Underlying Face Amount at Value $1,762,250)
3	USD/SEK June 2011	16,109
	(Underlying Face Amount at Value $299,849)
47	USD/NOK June 2011	246,697
	(Underlying Face Amount at Value $4,703,089)
	TOTAL WRITTEN FUTURES CONTRACTS	(539,260)

	TOTAL NET UNREALIZED DEPRECIATION FROM
	OPEN FUTURES CONTRACTS	$ (390,486)

The accompanying notes are an integral part of these financial statements.

CMG Absolute Return Strategies Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2011

Assets:
Unaffiliated Investments in Securities at Value (identified cost $128,753,040)	$129,656,906
Affiliated Investments in Securities at Value (identified cost $11,000,000)	10,886,194
Total Investments in Securities at Value (identified cost $139,753,040)	140,543,100
Deposits with Broker	5,931,339
Dividends and Interest Receivable	61,107
Receivable for Securities Sold	13,305,240
Receivable for Fund Shares Sold	31,108
Prepaid Expenses and Other Assets	16,402
Total Assets	159,888,296

Liabilities:
Payable for Securities Purchased	35,297,445
Payable for Fund Shares Redeemed	45,733
Due to Broker - Variation Margin	390,486
Accrued Advisory Fees	181,784
Accrued Distribution Fees	45,410
Payable to Other Affiliates	21,314
Accrued Expenses and Other Liabilities	33,405
Total Liabilities	36,015,577

Net Assets	$123,872,719

Net Asset Value, Offering and Redemption Price Per Share
Class A:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 11,980,413 shares outstanding)	$119,680,049
Net Asset Value and Redemption Price Per Share
($119,680,049/11,980,413 shares outstanding)	$ 9.99
Maximum Offering Price Per Share ($9.99/.9425)	$ 10.60

Class C Shares:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 424,503 shares outstanding)	$ 4,192,670
Net Asset Value, Offering and Redemption Price Per Share
($4,192,670/424,503 shares outstanding) (a)	$ 9.88

Composition of Net Assets:
At April 30, 2011, Net Assets consisted of:
Paid-in-Capital	$120,873,572
Accumulated Net Realized Gain From Security Transactions	2,599,573
Net Unrealized Appreciation (Depreciation) on:
Investments	790,060
Futures	(390,486)
Net Assets	$123,872,719
_______
(a) Class C Shares are subject to a 1.00% deferred sales charge on redemptions made within one year of purchase.

The accompanying notes are an integral part of these financial statements.

CMG Absolute Return Strategies Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2011

Investment Income:
Dividend Income From Unaffiliated Companies	$ 1,260,896
Interest Income	41,883
Total Investment Income	1,302,779

Expenses:
Investment Advisory Fees	2,037,594
Distribution Fees- Class A	449,262
Administration Fees	112,357
Transfer Agent Fees	83,000
Registration & Filing Fees	40,407
Fund Accounting Fees	50,485
Distribution Fees- Class C	41,184
Chief Compliance Officer Fees	33,408
Legal Fees	17,678
Audit Fees	16,000
Custody Fees	23,001
Printing Expense	21,484
Trustees' Fees	5,406
Insurance Expense	2,999
Miscellaneous Expenses	11,687
Total Expenses	2,945,952
Net Investment Loss	(1,643,173)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on:
Unaffiliated Investments	5,664,819
Futures Contracts	1,238,880
Net Change in Unrealized Appreciation (Depreciation):
Unaffiliated Investments	507,951
Affiliated Investments	(113,806)
Futures Contracts	(1,223,790)
Net Realized and Unrealized Gain on Investments	6,074,054

Net Increase in Net Assets Resulting From Operations	$ 4,430,881

The accompanying notes are an integral part of these financial statements.

CMG Absolute Return Strategies Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	ended	ended
	April 30, 2011	April 30, 2010 *
Operations:
Net Investment Loss	$ (1,643,173)	$ (1,263,374)
Net Realized Gain (Loss) on Investments and Futures Contracts	6,903,699	(2,660,953)
Net Change in Unrealized Appreciation (Depreciation) on
Investments and Futures Contracts	(829,645)	1,229,219
Net Increase (Decrease) in Net Assets
Resulting From Operations	4,430,881	(2,695,108)

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued (4,460,629 and 15,289,467 shares, respectively)	43,360,043	150,078,729
Cost of Shares Redeemed (3,473,663 and 4,296,020 shares, respectively)	(33,839,619)	(41,572,181)
Total Class A Transactions	9,520,424	108,506,548

Class C Shares:
Proceeds from Shares Issued (211,229 and 395,484 shares, respectively)	2,028,485	3,852,685
Cost of Shares Redeemed (91,837 and 90,373 shares, respectively)	(898,301)	(872,895)
Total Class C Transactions	1,130,184	2,979,790
Net Increase in Net Assets Resulting From
Beneficial Interest Transactions	10,650,608	111,486,338

Increase in Net Assets	15,081,489	108,791,230

Net Assets:
Beginning of Year	108,791,230	-
End of Year	$ 123,872,719	$ 108,791,230
_________
* The Fund commenced operations on May 1, 2009.

The accompanying notes are an integral part of these financial statements.

CMG Absolute Return Strategies Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year	Year
	Ended	Ended
	April 30, 2011	April 30, 2010*

Net Asset Value, Beginning of Year	$ 9.63	$ 10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.13)	(0.17)
Net gain (loss) from securities
(both realized and unrealized)	0.49	(0.20)
Total from operations	0.36	(0.37)

Net Asset Value, End of Year	$ 9.99	$ 9.63

Total Return (b)	3.74%	(3.70)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 119,680	$ 105,869
Ratio of expenses to average net assets (c)	2.51%	2.67%
Ratio of net investment loss
to average net assets (c)(d)	(1.39)%	(1.72)%
Portfolio turnover rate	4,523%	4,424%

__________
* The Fund commenced operations on May 1, 2009.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for each year.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CMG Absolute Return Strategies Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class C
	Year	Year
	Ended	Ended
	April 30, 2011	April 30, 2010*

Net Asset Value, Beginning of Year	$ 9.58	$ 10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.19)	(0.22)
Net gain (loss) from securities
(both realized and unrealized)	0.49	(0.20)
Total from operations	0.30	(0.42)

Net Asset Value, End of Year	$ 9.88	$ 9.58

Total Return (b)	3.13%	(4.20)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 4,193	$ 2,922
Ratio of expenses to average net assets (c)	3.11%	3.27%
Ratio of net investment loss
to average net assets (c)(d)	(1.96)%	(2.32)%
Portfolio turnover rate	4,523%	4,424%

__________
* The Fund commenced operations on May 1, 2009.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for each year.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS

April 30, 2011

1.

ORGANIZATION

CMG Absolute Return Strategies Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.

The Fund currently offers Class A and Class C shares.    Class C shares are offered at net asset value and are subject to a 1.00% deferred sales charge on redemptions made within one year of purchase.   Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The investment objective of the Fund is to generate absolute return. The Fund commenced operations on May 1, 2009.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Exchange traded futures are valued at the settlement price determined by the exchange.  The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Underlying open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Board of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

In accordance with the aforementioned Procedures, the Fund used fair value prices to value PPB Advisors Alternative Series Fund, LP (“PPB”), an affiliated company.  As of April 30, 2011, the percentage of the Fund’s net assets invested in PPB was 8.79%.

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2011

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2011 for the Fund’s assets and liabilities measured at fair value:

	Level 1	Level 2	Level 3	Total
Assets
Mutual Funds	$ 66,784,752	$ -	$ -	$ 66,784,752
Investment Partnerships	-	10,886,194	-	10,886,194
Short-Term Investments	30,526,426	32,345,728	-	62,872,154
Total Assets	97,311,178	43,231,922	-	140,543,100
Liabilities
Derivative Instruments*	390,486	-	-	390,486
Total Liabilities	$ 390,486	$ -	$ -	$ 390,486

                                                           *Derivative instruments include cumulative unrealized loss on futures contracts open at April 30, 2011.

                                                             The Fund did not hold any Level 3 securities during the period.

                                                             There were no significant transfers between Level 1 and Level 2 during the current period presented.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2011

Derivatives Disclosure –

Fair Values of Derivative Instruments in the Fund as of April 30, 2011:

Balance Sheet	Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value

Futures on foreign currency	Payables, Net Assets -
contracts	Unrealized Depreciation	$ 225,704

Futures on interest rate	Payables, Net Assets -
contracts	Unrealized Depreciation	(616,190)

$ (390,486)

The effect of Derivative Instruments on the Statement of Operations for the year ended April 30, 2011:

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on foreign currency	Net realized gain on future contracts/ Net change in
contracts	unrealized depreciation on futures contracts	$ 1,253,360	$ (607,600)

Futures on interest rate	Net realized gain on future contracts/ Net change in
contracts	unrealized depreciation on futures contracts	(14,480)	(616,190)

Total		$ 1,238,880	$ (1,223,790)

The derivative instruments outstanding as of April 30, 2011 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Futures Contracts – The Fund is subject to foreign currency exchange rate and interest rate risk in the normal course of pursuing its investment objective.  To manage foreign currency risk, the Fund may purchase or sell futures contracts.  Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Fund recognizes a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.  With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  Futures contracts outstanding at year end are included in the Fund’s portfolio of investments.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2011

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions on returns filed for open tax years (2009) or expected to be taken in the Fund’s 2010 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by CMG Capital Management Group, Inc. (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.75% of the average daily net assets of the Fund.  For the year ended April 30, 2011, the Adviser earned advisory fees of $2,037,594.  The Adviser manages a portion of the Fund’s portfolio directly and allocates the remaining balance of the Fund’s assets among the Fund’s sub-advisers.  The Fund’s sub-advisers are Anchor Capital Management Group, Inc., AIFS, LLC, Heritage Capital, LLC, Howard Capital Management, Inc., Scotia Partners, Ltd., and Traub Capital Management, LLC.  The Adviser pays each sub-adviser a portion of its advisory fee.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until August 31, 2011, to ensure that Net Annual Fund Operating Expenses for each class of shares (exclusive of any front-end or contingent deferred sales loads, distribution and shareholder servicing (12b-1) fees, taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired or underlying fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 2.50% of the Fund’s average daily net assets of Class A and 3.10% of Class C attributable to such class of shares.  During the year ended April 30, 2011, there were no fees waived by the Adviser.

Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  As of April 30, 2011, there were no fee waivers or expense reimbursements subject to recapture by the Adviser.

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2011

The Fund has entered into separate servicing agreements with GFS, whereby GFS will provide administrative, fund accounting and transfer agency services to the Fund.  Agreements are as follows:

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are equal to the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 and the basis point fees are:

10 basis points or 0.10% per annum on the first $100 million in net assets

  8 basis points or 0.08% per annum on the next $150 million in net assets

  6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Fund pays GFS a base annual fee of $24,000 plus $6,000 for each additional share class plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

  2 basis points or 0.02% on net assets of $25 million to $100 million

  1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $15,000 per class and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended April 30, 2011, the Fund incurred expenses of $33,408 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the year ended April 30, 2011, GemCom received $13,541 for providing such services.  The Printing Expense listed in the Statement of Operations includes the fees paid to GemCom.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay up to 0.40% and 1.00% for Class A and Class C, respectively, per year of its average daily net assets for such distribution and shareholder service activities.  During the year ended April 30, 2011, $449,262 and $41,184 were accrued under the Plan for Class A and Class C, respectively.

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2011

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended April 30, 2011, the Distributor received underwriter commissions of $6,678 for sales of Class A shares and $50 for sales of Class C shares which were redeemed within one year of purchase.

Trustees – The Fund pays its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the audit committee its pro rata share of an additional $2,500 per quarter.   The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the year ended April 30, 2011 amounted to $2,154,401,050 and $2,129,352,190, respectively.

5.

INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities.   Companies which are affiliates of a Fund at April 30, 2011 are noted in the Fund’s portfolio of investments.   Transactions during the period with companies which are affiliates are as follows:

Name of Issuer	Shares at Beginning of Year	Gross Additions	Income	Shares at End of Year	Value at the End of Year
PPB Advisors Alternative Series Fund, LP	-	$ 11,000,000	$ -	110,000	$ 10,886,194

6.

TAX COMPONENTS OF CAPITAL

As of April 30, 2011, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on open futures contracts.

Permanent book and tax differences primarily attributable to net operating losses resulted in reclassification for the period ended April 30, 2011 as follows: a decrease in accumulated net investment loss of $1,643,173 and a decrease in accumulated net realized gain from security transactions of $1,643,173.

7.

NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2011

regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact these disclosures may have on the Fund’s financial statements.

8.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of CMG Absolute Return Strategies Fund

and Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of CMG Absolute Return Strategies Fund (the “Fund”), a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of April 30, 2011, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2011 by correspondence with the custodian, brokers and the administrator of PPB Advisors Alternative Series Fund, LP.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CMG Absolute Return Strategies Fund as of April 30, 2011, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                    BBD, LLP

Philadelphia, Pennsylvania

June 29, 2011

CMG Absolute Return Strategies Fund

TRUSTEES AND OFFICERS (Unaudited)

April 30, 2011

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee
L. Merill Bryan (66) Trustee since 2005 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company)(1966-2005) Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund	86
Anthony J. Hertl (60) Trustee since 2005 Consultant to small and emerging businesses (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007-May 2010); Greenwich Advisors Trust and Global Real Estate Fund	86
Gary W. Lanzen (57) Trustee since 2005 Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company)(2002-2006). Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund	86
Mark H. Taylor (47) Trustee since 2007 Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); Member, Auditing Standards Board, AICPA (since 2008). Other Directorships: Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)	86
Interested Trustees and Officers
Michael Miola** (58) Trustee since 2005 Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC. (since 2003) Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Constellation Trust Co.	86

CMG Absolute Return Strategies Fund

TRUSTEES AND OFFICERS (Unaudited) (Continued)

April 30, 2011

Interested Trustees and Officers (Continued)
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee

Andrew Rogers (41)

450 Wireless Blvd.; Hauppauge, NY  11788

President since June 2006

President and Manager, Gemini Fund Services, LLC (since 2006); formerly Senior Vice President and Director of Administration (2001- 2005); Formerly Manager, Northern Lights  Compliance Services, LLC (2006-2008); Manager (since March 2006) and President (since 2004), GemCom LLC

Other Directorships: N/A

N/A

Kevin E. Wolf (41)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004). Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

Other Directorships: N/A

N/A

James P. Ash (34)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2011

Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006 - 2008).

Other Directorships: N/A

N/A

James Colantino (41)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2006

Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.

Other Directorships: N/A

N/A

Erik Naviloff (42)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2009

Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.

Other Directorships: N/A

N/A
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee

Richard Gleason (33)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2010

Manager of Fund Administration, Gemini Fund Services, LLC (since 2008);

Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).

Other Directorships: N/A

N/A

Dawn Borelli (38)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2010

Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).

Other Directorships: N/A

N/A

Lynn Bowley (52)

Chief Compliance Officer since 2007

Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

Other Directorships: N/A

N/A

* The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC,  (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-CMG-9456.

CMG Absolute Return Strategies Fund

EXPENSE EXAMPLE (Unaudited)

April 30, 2011

As a shareholder of the CMG Absolute Return Strategies Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the CMG Absolute Return Strategies Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 through April 30, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the CMG Absolute Return Strategies Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads).  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Annualized Expense Ratio	Expense Paid During Period 11/1/10 – 4/30/11**
Actual
Class A	$1,000.00	$1,029.90	2.54%	$12.78
Class C	$1,000.00	$1,027.03	3.14%	$15.78
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,012.20	2.54%	$12.67
Class C	$1,000.00	$1,009.22	3.14%	$15.64

** Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six-month period ended April 30, 2011 (181) divided by the number of days in the fiscal year (365).

Renewal of Advisory Agreement – CMG Absolute Return Strategies Fund

In connection with a regular meeting held on December 13, 2010, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between CMG Capital Management Group, Inc. (“CMG Inc” or the “Adviser”) and the Trust, on behalf of the CMG Absolute Return Strategies Fund (the “Fund”).  In considering the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of the Advisor’s similarly managed accounts, a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements with respect to the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including information on (a) the overall organization of the Adviser; (b) investment management staffing; and (c) the financial condition of the Adviser.

In its consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the nature of CMG Inc’s operations, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed CMG Inc’s financial statements and concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Fund.  The Trustees concluded that the Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of CMG Inc’s past performance as investment adviser to the Fund, as well as other factors relating to its track record.  The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses.  The Board noted that CMG Inc charges a 1.75% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Fund and the overall duties of the Adviser.  The Board, including the Independent Trustees, considered the expense ratio for the Fund, and expense ratios of a peer group of funds.  The Trustees concluded that the Fund’s advisory fee was acceptable in light of the quality of the services the Fund currently receives from the Adviser, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

 Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized by the Adviser from other activities related to the Fund. The Trustees concluded that the Adviser’s level of profitability from its relationship to Fund is not excessive.

  Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously renewed the Agreement.

Renewal of Sub-Advisory Agreements

In connection with a regular meeting held on December 13, 2010, the Board of the Trust, including a majority of the Independent Trustees, discussed the renewal of sub-advisory agreement between Anchor Capital Management Group, Inc, Heritage Capital, LLC, Scotia Partners, LTD. and Traub Capital Management, LLC (the “Sub-Advisers”) and the Trust on behalf of the CMG Absolute Return Strategies Fund (the “Sub-Advisory Agreements”). In considering the Sub-Advisory Agreements, the Board received materials specifically relating to the Sub-Advisory Agreements. These materials included: (a) information on the investment performance of the Sub-Advisers’ similarly managed accounts, a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements with respect to the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Sub-Advisers’ including information on (a) the overall organization of each Sub-Advisers’; (b) investment management staffing; and (c) the financial condition of each Sub-Advisers’.

In their consideration of the renewal of the Sub-Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling.   Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Sub-Advisory Agreements include the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of each Sub-Adviser’s operations, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Trustees concluded that each Sub-Adviser has the ability to provide a level of service consistent with the Board's expectations.

Performance.  The Board, including the Independent Trustees, considered each Sub-Adviser’s past performance with its existing accounts or investment model, as well as other factors relating to the Sub-Adviser’s track record. The Board concluded that each Sub-Adviser’s past performance was acceptable.

Fees and Expenses.  The Board noted that the Adviser would compensate each Sub-Adviser based on the average net assets of the Fund for sub-advisory services as follows:

Fund

Annual Sub-Advisory Fee

Anchor Capital Management Group, Inc.

0.50%

Heritage Capital, LLC

0.50%

Scotia Partners, LTD.

0.50%

Traub Capital Management, LLC

0.70%

 The Trustees concluded that the Fund’s sub-advisory fees, as well as the expense ratio were acceptable in light of the quality of the services the Fund expected to receive from the Sub-Advisers, and the level of fees paid by funds in the peer group.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

 Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Sub-Advisers in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered the profits realized by the Sub-Advisers from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expense limitation agreement and its asset levels, they were satisfied that each Sub-Adviser’s level of profitability from its relationship with the Fund is not excessive.

 Conclusion. Having requested and received such information from the Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Sub-Advisory fee structures are fair and reasonable and that renewal of the Sub-Advisory Agreements is in the best interests of the Trust and the Fund’s shareholders, and unanimously renewed the Sub-Advisory Agreements.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

The Privacy Policy is not part of these Financial Statements

CMG ABSOLUTE RETURN STRATEGIES FUND

Adviser	CMG Capital Management Group, Inc. 150 N. Radnor-Chester Road, Suite A150, Radnor, Pennsylvania 19087
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, OH 45263

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-CMG-9456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-CMG-9456..

CMG Absolute Return Strategies Fund

 4020 South 147th St. •Suite 2 • Omaha, NE 68137

1-866-CMG-9456

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 – $14,000

2010 – $14,000

(b)

Audit-Related Fees

2011 – None

2010 – None

(c)

Tax Fees

2011 – $2,000

2010 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 - None

2010 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

2010

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2011 - $2,000

2010 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/6/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/6/11

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

7/6/11